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                                                                   Exhibit 10.20

                                WARRANT AGREEMENT

      Agreement ("Agreement") effective as of ________, _____ between DOV Pharmaceutical, Inc., a New Jersey corporation (the "COMPANY"), and _______("HOLDER").

      Whereas the Company has determined to issue Holder warrants to purchase ____ shares of the Company's common stock, par value $.0001 ("COMMON STOCK"); the Holder having earned such warrants as compensation for services rendered;

      Now therefore the parties agree as follows:

1. GRANT. Holder is granted the right ("WARRANTS") to purchase up to an aggregate of _____ shares of Common Stock at the exercise price of _____ per share (the "EXERCISE PRICE") subject to adjustment as provided in section 7, during the exercise period, which shall be the period commencing on _________ and ending at 5:30 p.m. local New York time on ________ (the "EXERCISE PERIOD").

2. WARRANT CERTIFICATE. The warrant certificate (the "WARRANT CERTIFICATE") delivered pursuant to this Agreement shall be in the form set forth as EXHIBIT A with such appropriate amendments as required or permitted hereby.

3. EXERCISE OF WARRANT. The Warrants are exercisable at the Exercise Price and payable to the Company at its executive offices located at 433 Hackensack Avenue, Hackensack, New Jersey 07601, attn: Chief Executive Officer (or such other officer designated by the Company upon notice to the Holder) by:

            (a) cash;

            (b) certified check made payable to the order of the Company;

            (c) wire transfer; or

            (d) electing to receive shares equal to the value (as determined below) of this Warrant by surrender of the Warrant Certificate at the principal office of the Company, together with notice of such election (the "CASHLESS EXERCISE"), in which event the Company shall issue to the Holder, that number of shares of the Company's Common Stock computed using the following formula:

                  X = Y(A-B)
                      ------
                        A
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      Where:      X = the number of shares of Common Stock to be issued to the
                      Holder;

                  Y = the number of shares of Common Stock under the Warrant
                      Certificate;

                  A = the fair market value of one share of Common Stock; and

                  B = Exercise Price.

      As used herein, current fair market value of Common Stock shall mean with respect to each share of Common Stock the average of the closing prices of the Company's Common Stock sold on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest ask prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York City time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each case, averaged over a period of twenty-one (21) days consisting of the day as of which the current fair market value of Common Stock is being determined and the twenty (20) consecutive business days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of the Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company.

4. ISSUANCE OF STOCK CERTIFICATES. Upon surrender of the Warrant Certificate, submission of an executed Form of Election to Purchase in the form set forth as EXHIBIT B, and payment of the Exercise Price (or election of the Cashless Exercise), Holder shall be entitled to receive a certificate for the shares of Common Stock so purchased underlying the Warrant Certificate, provided that, if Holder purchases less than all the shares of Common Stock purchasable thereunder, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock. The purchase rights represented by the Warrant Certificate are exercisable at the option of Holder in whole or in part, but not as to fractional shares of the Common Stock underlying the Warrants or, unless the Company waives the requirement, in increments of less than 5000 shares of Common Stock underlying the Warrants. Subject to this Agreement, Holder shall be deemed the record holder of the shares of Common Stock on the date of exercise of the Warrant, irrespective of the date of delivery of the Common Stock certificate

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5. RESTRICTION ON TRANSFER OF WARRANTS. Holder may not sell, assign, pledge, hypothecate or otherwise transfer any of its rights under this Agreement or the Warrant Certificate without the prior written consent of the Company, such consent to be given only upon the satisfaction of the following conditions: (i) Holder must give the Company prior written notice of its intention to transfer, such notice to include the name of the proposed transferee and a description of the circumstances and manner of the proposed transfer; (ii) the transferee must be an "accredited investor" as defined by Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "SECURITIES ACT") and such transferee must complete and deliver to the Company an investor questionnaire in the form attached hereto as EXHIBIT C; (iii) the Company, Holder, and transferee must enter into a warrant transfer agreement in a form acceptable to the Company; and
(iv) if the Company deems necessary, the Holder shall deliver to the Company an opinion of counsel that the proposed transfer may be effected without registration under the Securities Act and applicable state securities laws.

6. REGISTRATION UNDER THE SECURITIES ACT OF 1933.

            (a) Neither the Warrants nor the shares of Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act, or any applicable state securities or blue sky laws. Upon exercise of the Warrants, the Company may cause a legend in substantially the form set forth below to be placed on each certificate representing the shares of Common Stock issued:

            The securities represented by this certificate have not been registered for public resale under the Securities Act of 1933, as amended ("Securities Act"), and may not be offered, transferred or sold except (i) pursuant to an effective registration statement under the Securities Act and any applicable state securities or blue sky laws, (ii) to the extent applicable, pursuant to Rule 144 under the Securities Act (or any similar rule under the Securities Act relating to the disposition of securities) together with an opinion of counsel, if such opinion is reasonably satisfactory to issuer, that such transfer is permitted or (iii) consistently with an opinion of counsel, if such opinion is reasonably satisfactory to issuer, that an exemption from registration under the Securities Act and any applicable state securities or blue sky laws is available.

            (b) If the Company decides to register any of its securities (either for its own account or the account of a security holder or holders) on a registration statement that would be suitable for registration of the Common Stock underlying the Warrants, the Company shall (a) promptly give Holder written notice thereof and (b) use reasonable efforts, including subject to underwriter cutback and subject to

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      Holder's cooperation in furnishing information required in connection with registration and standard indemnification relating to such information or omissions therefrom, to include such Common Stock in such registration provided that the foregoing obligations shall not apply after the date on which the Company furnishes to Holder an opinion of counsel, or the Holder receives an opinion of counsel reasonably satisfactory to the Company, that the shares underlying the Warrants may (subject to volume and manner of sale restrictions) be sold by non-affiliates pursuant to Rule 144 under the Securities Act.

7. ADJUSTMENTS TO EXERCISE AND NUMBER OF SECURITIES.

            (a) In the event of any change in the Common Stock by reason of a stock dividend, stock split, split up, recapitalization, combination, exchange of shares or similar transaction of such character that the shares of Common Stock are changed into or become exchangeable for a larger or smaller number of shares, upon the effective date thereof the number of shares of Common Stock that Holder is entitled to purchase upon exercise of the Warrants shall be increased or decreased, as the case may be, proportionate to the increase or decrease in the number of shares of Common Stock resulting from such transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionately decreased and, in the case of a decrease in the number of shares, proportionately increased.

            (b) Upon a transfer or sale of all or substantially all the capital stock or assets of the Company or upon a consolidation or merger of the Company (other than a consolidation or merger that does not result in any reclassification or change of the outstanding Common Stock), the transferee, purchaser or entity formed by or surviving a consolidation or merger, as the case may be, shall execute and deliver to Holder a supplemental Agreement confirming that Holder shall have the right during the Exercise Period to receive, upon exercise of the Warrants, the kind and amount of shares of stock and other consideration if any receivable upon such transfer, sale, consolidation or merger, as the case may be, by a holder of the number of shares of Common Stock for which such Warrants could have been exercised (without regard to the commencement of the Exercise Period) immediately prior to such transfer, sale, consolidation or merger. Such supplemental Agreement shall provide for adjustments that shall be identical to the adjustments provided in this Section 7.

            (c) No adjustment of the Exercise Price shall be made if the amount of an adjustment is less than $0.05 per share of Common Stock provided that any adjustment that would otherwise be required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment

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      that, together with any such adjustment, amounts to at least $0.05 per share of Common Stock.

            (d) If the Company declares a dividend or dividends payable in shares of Common Stock including any special dividend not distributed in the ordinary course of business, Holder shall be entitled to receive upon exercise of the Warrants, in addition to the number of shares of Common Stock as to which the Warrant Certificate is exercised, such additional shares of Common Stock as Holder would have received had the Warrants been exercised immediately prior to the record date for the first such dividend, and the Common Stock that would have been issuable thereupon held until such actual exercise. If the Company declares a dividend or dividends other than of Common Stock, Holder shall thereafter be entitled to receive, in addition to the shares of Common Stock receivable upon the exercise thereof, upon the exercise of such Warrants, such non-Common Stock dividends as Holder would have received had the Warrants been exercised immediately prior to the record date for the first such dividend, and the Common Stock that would have been issuable thereupon if held until such actual exercise.

            (e) If, as a result of an adjustment made pursuant to this Section 7, Holder shall upon exercise of the Warrants become entitled to receive securities or assets other than Common Stock, wherever appropriate all references herein to shares of Common Stock shall be deemed to refer to and include such other securities or assets and thereafter the number of such other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to those in this Section 7.

8. ISSUANCE OF NEW WARRANT CERTIFICATE. Upon receipt by the Company of evidence reasonably satisfactory to it of a loss, theft, destruction or mutilation of a Warrant Certificate, reimbursement by Holder to the Company of all incidental expenses and, in the case of loss, theft or destruction, receipt of indemnity or security from Holder reasonably satisfactory to it, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate by Holder, the Company shall deliver a new Warrant Certificate to Holder of like tenor in lieu thereof.

9. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants. The Company shall have the option to make payment in cash in respect of any fractional shares or to round any fraction up to the nearest whole number of shares of Common Stock.

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10. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof and provide for their listing on any exchange where the Common Stock is listed.

11. REPRESENTATIONS AND WARRANTIES OF HOLDER.

            (a) Holder represents and warrants to the Company that the Warrants are being acquired solely for Holder's own account, for investment, not for the interest of any other and are not being acquired with a view to or for resale, distribution, assignment, subdivision or fractionalization thereof, and that Holder has no present plans to enter into any contract, undertaking, agreement or arrangement for such purpose.

            (b) Holder understands that the Warrants and the Common Stock underlying such Warrants have not been registered under the Securities Act or under any state securities laws in reliance upon exemptions from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Regulation D thereunder and in reliance upon certain exemptions from the registration requirements of applicable state securities laws. The Company has no present intention of registering the Warrants or the Common Stock underlying such Warrants. Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities law or is exempt from registration. Holder further understands that the exemptions from registration relied upon by the Company depend upon, among other things, the bona fide nature of such Holder's investment intent expressed above and the Holder's other representations herein.

            (c) During the negotiation of the transactions contemplated herein, Holder and Holder's representatives have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, counsel, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such documents and information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein.

            (d) Holder and Holder's representatives have been solely responsible for Holder's own "due diligence" investigation of the Company and its management

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      and business, for the Holder's own analysis of the merits and risks of this investment, and for such Holder's own analysis of the fairness and desirability of the terms of the investment. In taking any action or performing any role relative to the arranging of the proposed investment, Holder has acted solely in the Holder's own interest.

            (e) Holder represents that it: (i) is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act; (ii) has read and understands Rule 501(a) of Regulation D and has had an opportunity to discuss Rule 501(a) of Regulation D with legal counsel;
      (iii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Warrants and Common Stock underlying such Warrants; (iv) has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to purchase the Warrants and Common Stock underlying such Warrants; (v) has the ability to bear the economic risks inherent in such Holder's investment in the Warrants and Common Stock underlying such Warrants; (vi) is able, without materially impairing its financial condition, to hold the Warrants or Common Stock underlying such Warrants for an indefinite period of time and to suffer a complete loss of its investment; and (vii) understands and has fully considered for purposes of this investment the risks of this investment and understands that: (1) the Company is an enterprise with limited financial and operating history, (2) the Warrants and Common Stock underlying such Warrants represent an extremely speculative investment which involves a high degree of risk of loss; (3) there are substantial restrictions on the transferability of, and there is not currently and may not be in the future any public market for the Warrants and Common Stock underlying such Warrants, and, accordingly, it may not be possible for the Purchaser to liquidate its investment in the Warrants or Common Stock underlying such Warrants; and (4) there have been no representations as to the possible future value, if any, of the Warrants or Common Stock underlying such Warrants.

            (f) Holder has the full right, power and authority to enter into and perform the Holder's obligations under this Agreement, and this Agreement constitutes the valid and binding obligation of such Holder enforceable against such Holder in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies.

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            (g) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of such Holder is required in connection with the valid execution and delivery of this Agreement.

12. NO VOTE BY OR STOCKHOLDER NOTICES TO WARRANT HOLDERS. Nothing contained in this Agreement shall be construed as conferring upon Holder the right to vote, consent or receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

13. NOTICES. Any notice or demand pursuant to this Agreement shall be in writing and shall be deemed sufficiently given or made (i) upon personal delivery; (ii) the day following delivery to a reputable overnight courier or (iii) three days following mailing by certified or registered mail, return receipt requested, postage prepaid, and addressed, until the other party is notified of another address, as follows:

            If to the Company:

            DOV Pharmaceutical, Inc.
            433 Hackensack Avenue
            Hackensack, New Jersey 07601
            Attn: Arnold Lippa, Chief Executive Officer

            With a copy to:

            Goodwin, Procter, & Hoar LLP
            599 Lexington Avenue, 40th Floor
            New York, New York 10022
            Attn: J. Robert Horton, Esq.

            If to Holder:

            _________________
            _________________
            _________________
            _________________

14. SUPPLEMENTS AND AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the parties. Any waiver, permit, consent or approval of kind or character on the part of each of Company or Holder of any provision of this Agreement must be made in writing and shall be effective only to the extent set forth in such writing.

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15. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the Company and Holder and their respective successors and permitted assigns hereunder.

16. GOVERNING LAW; SUBMISSION TO JURISDICTION.

            (a) This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of Delaware and for all purposes shall be construed in accordance with the laws thereof without giving effect to its rules governing conflicts of laws.

            (b) This Agreement and all controversies that may arise between Holder and the Company hereunder shall be determined by arbitration conducted in New York, New York. The arbitrator shall be selected by agreement of the parties if such agreement can be reached within ten days after notice by either party or, if it cannot, by such agreement from a list of those arbitrators furnished to the Company by the American Arbitration Association or, failing agreement within ten days after receipt of such list, by selection of one of such arbitrators determined by the flip of a coin. The parties stipulate or stipulate to their understanding that

                  (i)   in court, including the right to a jury trial;

                  (ii) pre-arbitration discovery is generally more limited than and different from court proceedings; and arbitration is final and binding on the parties;

                  (iii) the parties waive their right to seek remedies;

                  (iv) the arbitrator's award is not required to include factual findings; or

                  (v) legal reasoning and each party's right to appeal or to seek modifications or rulings by the arbitrators is strictly limited.

Subject to the arbitrator's decision that more time for the hearing is required, the hearing shall be concluded in one day, post-trial briefs shall be due within ten days thereafter, briefs in answer or reply may be submitted only with the arbitrator's permission and the award (with or without our opinion, as determined by the arbitrator) shall be issued within ten days after submission of final briefs.


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17. FUTURE AGREEMENT; MODIFICATION. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and may not be amended except in writing by the parties.

18. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision.

19. CAPTIONS. The caption headings of the sections of this Agreement are for convenience of reference only and are not intended to be, nor may they be construed as, a part of this Agreement and shall be given no substantive effect.

20. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or entity other than the Company and Holder any legal or equitable right, remedy or claim hereunder, and this Agreement shall be for the sole and exclusive benefit of the Company and Holder.

21. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one document.

                                  [END OF TEXT]


                                       10
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      In witness whereof the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                        DOV Pharmaceutical, Inc.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        Holder:

                                        ----------------------------------------


                                       11
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                               WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), FOR PUBLIC RESALE AND MAY NOT BE OFFERED, TRANSFERRED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, (ii) RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES) TO THE EXTENT APPLICABLE TOGETHER WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER THAT SUCH TRANSFER IS PERMITTED OR (iii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ISSUER THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS IS AVAILABLE.

THE EXERCISE, TRANSFER AND EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT AGREEMENT BETWEEN DOV PHARMACEUTICAL, INC. AND _______ DATED AS OF ________________.

      This Warrant Certificate certifies that __________ is the registered holder of _______ Warrants to purchase, at any time from ________, until _______, ____ at 5:30 p.m. local New York time (the "EXPIRATION DATE"), up to
______ fully-paid and non-assessable shares of common stock, par value $.0001 per share ("COMMON STOCK"), of DOV Pharmaceutical, Inc. (the "COMPANY"), at an exercise price of $____ per share of Common Stock ("EXERCISE PRICE"), upon surrender of this Warrant Certificate and payment of the Exercise Price to the Company and subject to the Warrant Agreement dated as of _________, between the Company and __________ (the "AGREEMENT").

      At 5:31 p.m. local New York time on the Expiration Date all Warrants evidenced hereby, unless exercised prior thereto, shall be void.

      The Agreement is hereby incorporated by reference and made a part of this Warrant Certificate and is hereby referred to for a description of the rights, obligations, duties and restrictions of the Company and holder of the Warrants.

      In witness whereof the Company has caused this Warrant Certificate to be duly executed as of this ____________.

                                        DOV Pharmaceutical, Inc.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT B

                          FORM OF ELECTION TO PURCHASE

      (a) The undersigned irrevocably elects to exercise the right represented by the attached Warrant Certificate to purchase ________ shares of common stock, par value $.0001, of DOV Pharmaceutical, Inc., at an exercise price of $____ per share and tenders in payment for such common stock (circle appropriate payment method) (1) cash; (2) certified check; or (3) a wire transfer payable in New York Clearing House Funds to the order of DOV Pharmaceutical, Inc., in the amount of $_____________________.

      (b) The undersigned irrevocably elects to exercise the right represented by the attached Warrant Certificate to purchase pursuant to the Cashless Exercise ________ shares of common stock, par value $.0001, of DOV Pharmaceutical, Inc. at an exercise price of $____ per share and tenders in payment for such common stock, this warrant certificate with a value of $_______ as calculated below:

Calculation of Value:

_______________________

________________________

________________________


                                        By:_____________________________________
                                        Name:

                                    EXHIBIT C

                             INVESTOR QUESTIONNAIRE

                            DOV PHARMACEUTICAL, INC.
                              433 HACKENSACK AVENUE
                              HACKENSACK, NJ 07601
                          ATTN: CHIEF EXECUTIVE OFFICER

      To satisfy the requirements of Regulation D and applicable state law exemptions, DOV Pharmaceutical, Inc. (the "Corporation") must determine whether a prospective investor ("Investor") meets the Regulation D and state law definitions of "accredited investor" before selling, or otherwise transferring (or, in some states, offering) securities to such person. This Questionnaire is designed to assist the Corporation in making this determination.

      Please complete, execute and date this Prospective Investor Questionnaire and deliver it to the address set forth above. Your answers will, at all times, be kept confidential except as necessary to establish that the offering, transfer and/or sale of the Shares will not result in a violation of the registration provisions of the Securities Act or a violation of the securities laws of any state.

1) To establish the basis of the Investor's status as an accredited investor, please answer the questions set forth below.

      a) Is the Investor an individual with a net worth (or net worth with his or her spouse) in excess of $1 million:

                       Yes____             No____

      b) Is the Investor an individual with net income (without including any net income of the Investor's spouse) in excess of $200,000, or joint income with the Investor's spouse, in excess of $300,000, in each of the two most recent years, and does the Investor reasonably expect to reach the same income level in the current year?

                       Yes____             No____

      c) If the Investor is an individual, will his or her acquisition of securities of the Corporation exceed 25% of the Investor's net worth (or net worth with his or her spouse). For purposes of this Section 1(c), "net worth" excludes the value of the Investor's principal residence.

                       Yes____             No____

      d) Is the Investor an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (hereinafter "ERISA") whose decision to invest in the Corporation is being made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment adviser or, alternatively, does the employee benefit plan have total assets in excess of $5,000,000 or is the employee benefit plan "self-directed" with investment decisions made solely by person(s) who answered "Yes" to item 1(a) OR 1(b) above?

                       Yes____             No____

      e) Is the Investor a retirement plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees with total assets in excess of $5,000,000?

                       Yes____             No____

      f) Is the Investor a trust (including an individual retirement arrangement formed as a trust or a tax-qualified pension and profit sharing plan (E.G., a Keogh Plan) formed as a trust but not subject to ERISA) with total assets in excess of $5,000,000 that was not formed for the specific purpose of acquiring the Shares and whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment?

                       Yes____             No____

      g) Is the Investor a corporation, partnership, Massachusetts or similar business trust or an organization described in Section 501(c)(3) of the Internal Revenue Code that was not formed for the specific purpose of acquiring the Shares and whose total assets exceed $5,000,000?

                       Yes____             No____

      h)    Is the Investor one of the following entities:

            (i) A "bank" as defined in Section 3(a)(2) of the Securities Act or any "savings and loan association" or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in an individual or fiduciary capacity;

            (ii) A "broker/dealer" registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

            (iii) An "insurance company," as defined in Section 2(13) of the
                  Securities Act;

            (iv) An "investment company" registered under the Investment Company Act of 1940 or a "business development company" as defined in Section 2(a)(48) of the Investment Company Act of 1940;

            (v) A "Small Business Investment Company" licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or


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

            (vi) A "Private Business Development Company" as defined in Section 202(a)(22) of the Investment Advisers Act of 1940?

                       Yes____             No____

                  If yes, then which entity (I.E., (i) through (vi) above)?

                       __________________________

      i) Is the Investor an entity (other than a trust but including a grantor trust and including an investment retirement account, the investment of which is directed by the beneficiary) in which all of the equity owners can answer "Yes" to any one question set forth in Sections 1(a) through 1(h) immediately above?

                       Yes____             No____

2) Is the Investor acquiring the Shares of the Corporation as a principal for the purpose of investment and not with a view to resale or distribution?

                       Yes____             No____

3) By signing this Questionnaire, the Investor hereby confirms the following statements:

      a) The Investor is aware that the offering of the Shares will involve securities for which no market exists, thereby possibly requiring an investment to be held for an indefinite period of time.

      b) The Investor shall immediately provide the Corporation with corrected information in the event any information given herein was untrue.

      c) The Investor acknowledges that any delivery to the Investor of any information relating to the Corporation and the Shares, prior to the determination by the Corporation of the suitability of the Investor as a Stockholder shall not constitute an offer of Shares until such determination of suitability shall be made.

      d) The answers of the Investor to the foregoing questions are true and complete to the best of the information and belief of the undersigned, and the Corporation shall be notified promptly (and, in particular, upon the acquisition of additional Shares by the Investor pursuant to any dividend reinvestment plan or otherwise) of any changes in the foregoing answers.


                                        By:_____________________________________
                                        Name:


                                      C-4